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                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [_]

Filed by a Party other than the Registrant [X]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[_]  Definitive Proxy Statement

[X]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                             ERLY INDUSTRIES INC.
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               (Name of Registrant as Specified In Its Charter)

                               THE POWELL GROUP
                      FARMERS RICE MILLING COMPANY, INC.
                               NANETTE N. KELLEY
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   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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Notes:
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                       [LETTERHEAD OF THE POWELL GROUP]


                               October 10, 1997


Dear ERLY Shareholder:

     We have been unable to contact you regarding your important vote at ERLY Industries' Annual Meeting to be held next Friday - October 17.

     We have undertaken our proxy solicitation in an effort to maximize the value of our mutual investment in ERLY. As such, we would appreciate just a moment of your valuable time to discuss the important issues.

     We want you to be aware the Chairman and the President of ERLY Industries have been found liable by a civil jury for FRAUD and CONSPIRACY.
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     Please call us collect, at your first convenience, at (504) 922-4663 to ensure that your shares are voted on the BLUE CARD. Time is of the essence; please call today.

     Thank you and I look forward to hearing from you.

                                        Sincerely,

                                        /s/ Nanette Kelley

                                        Nanette N. Kelley

NNK/wsr